PLACEMENT AGREEMENT
                               -------------------


         This Placement Agreement (the "Agreement") is made as of this 28th day of August, 2000 by and between SYMPHONY TELECOM INTERNATIONAL, INC., a Utah corporation (hereinafter the "Seller"), and GEEK SECURITIES, INC., a Pennsylvania corporation (hereinafter the "Placement Agent") (Seller and Placement Agent are sometimes hereinafter referred to collectively as the "Parties").

                                    RECITALS:
                                    ---------

         A. The Parties have had numerous discussions, including a meeting in Toronto, Canada, at the offices of the Seller, whereby the Placement Agent agreed, subject to the terms and conditions herein, to use its reasonable best efforts to solicit subscriptions for the shares of the Seller in the aggregate amount of up to (U.S.) $100 million to one or more accredited investors (the "Offering"); and

         B. The Seller hereby desires to engage the Placement Agent, and the Placement Agent agrees to act in such capacity, for the private placement of the Private Placement Shares in the Offering in accordance with the applicable state and federal securities laws and the terms and conditions herein; and

         C. Seller has prepared a private placement memorandum (the "Private Placement Memorandum") in connection with the Offering and agrees to supply a sufficient number of copies of such document to the Placement Agent for the Potential Investors (as defined herein); and

         D. The Parties desire that this Agreement definitively set forth the agreements reached between them as to the Placement Agent's engagement for the Offering;

         NOW, THEREFORE, in consideration of the premises, mutual promises, covenants, terms and conditions herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereby agree as follows:

1.       RECITALS

         The above recitals are true, correct, and complete and are incorporated herein by reference.

2.       APPOINTMENT OF PLACEMENT AGENT

         (a) Subject to the terms and conditions herein, the Seller hereby appoints the Placement Agent to act as Seller's agent for purposes of offering the Private Placement Shares to "accredited investors" (the "Potential Investors"), as defined in Rule 501 of Section D of the Securities Act of 1933, as amended (the "Act"), and Placement Agent hereby accepts such appointment all in accordance with the applicable state and federal securities laws and the terms and conditions of this Agreement. Placement Agent's acceptance hereunder is on a reasonable best-efforts basis, without any guarantee of finding buyers for the Private Placement Shares.

         (b) Seller hereby acknowledges and agrees that during the course of the negotiation of this Agreement, Placement Agent has, on behalf of Seller, placed the number of Private Placement Shares in such transactions as are set forth on Exhibit A, attached hereto, and that the terms and conditions of this Agreement shall be applicable to all such Private Placement Shares.

3.       NON-EXCLUSIVITY

         Placement Agent's engagement hereunder shall on a non-exclusive basis.

4.       PURCHASERS

         The Parties hereby agree that Placement Agent shall use its reasonable best-efforts to obtain investments from Potential Investors who are accredited investors. Placement Agent agrees to present to all Potential Investors who intend to purchase the Private Placement Shares a subscription agreement prepared by Seller in the form and substance reasonably acceptable to Placement Agent's counsel (the "Subscription Agreement") for execution by such Potential Investors. Placement Agent agrees to collect and submit to Seller all Subscription Agreements executed by Potential Investors immediately upon Placement Agent's receipt of same. Notwithstanding the foregoing, Seller may determine that it is desirable to accept Subscription Agreements from non-accredited investors, in which case Seller shall, before accepting any such Subscription Agreements, obtain an opinion from its counsel in form and substance reasonably acceptable to Placement Agent's counsel that accepting such subscriptions will not adversely affect any private placement exemption upon which Seller relied in connection with the Offering.

         All Potential Investors must execute the a Subscription Agreement, which shall contain representations and warranties as to their knowledge, experience and sophistication in making this decision to purchase the Private Placement Shares and acknowledgments of the risks associated with respect to making an investment in the Seller.

5.       SHARES

         The term "Private Placement Shares" shall mean the shares of the Seller's common stock ("Common Stock") offered or sold in the Offering with an aggregate offering price of up to approximately (U.S.) $100 million. The Private Placement Shares shall be "restricted securities" and bear a restricted legend thereon, all with reference to Rule 144 promulgated under the Act

6.       PRICE AND REGISTRATION

         The per share price of the Private Placement Shares shall be as determined by written instrument duly executed by the parties hereto as of the date of each transaction for the placement of the Private Placement Shares, provided that the price of such Private Placement Shares shall be discounted.

         Unless the Seller and the Actual Investors agree otherwise, and subject to the requirement that each Actual Investor reasonably cooperate with Seller by supplying all necessary information to assist Seller in the related filings for same, the Seller agrees that on or by October 31, 2000, the Seller will file a registration statement for the Private Placement Shares under the Act, at its sole cost in accordance with the appropriate form of registration statement such that, following effectiveness of the registration, the Private Placement Shares will be freely tradable securities, subject to customary holding periods, or be without legend thereon so that they may be freely tradable. All Private Placement Shares subsequently sold shall be similarly registered by the appropriate means.

         The term "Actual Investor" shall mean any Potential Investor (i) who has submitted an executed Subscription Agreement to Seller, (ii) who has fully paid for his or its subscriptions for the Private Placement Shares and (iii) whose Subscription Agreement has been accepted by the Seller.

7.       TERM

         The term of this Agreement shall commence as of this date and shall continue for a period of sixty days unless otherwise terminated in accordance with this Section 7 (the "Initial Term"). Thereafter, this Agreement shall automatically renew on a month-to-month basis unless either party delivers written notice of its election not to renew this Agreement within five days prior to the end of any calendar month after the Initial Term during which this Agreement is in effect. The parties may mutually agree in writing to terminate this Agreement at any time. No termination, however, shall effect the disposition of monies accrued and due from Purchasers.

         Upon a Default (as defined below) by either party, the other may terminate this Agreement by delivering written notice of such Default to the other party and providing fifteen days to cure such Default. If the defaulting party has not cured such Default within the cure period, the non-defaulting party may immediately terminate this Agreement. For purposes of this Agreement, either party shall be in "Default" if such party has materially breached (i) any of its respective representations and/or warranties hereunder or (ii) any of its respective covenants, agreements or other obligations hereunder.

8.       SELLER REPRESENTATIONS

         Seller hereby makes the representations and warranties set forth in Exhibit B, attached hereto and incorporated herein, all of which are true on the date hereof and shall be deemed to be made again and shall be true and correct on each of the Closing Dates set forth in Section 6 of this Agreement.

9.       PLACEMENT AGENT REPRESENTATIONS

         The  Placement  Agent hereby  makes the  following  representations  to
Seller:

         the Placement Agent is duly registered as a broker and dealer under applicable provisions of federal and state law;

         The Placement Agent is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"), and is in compliance with applicable securities laws, and rules and regulations, including those promulgated by the NASD; and

         The Placement Agent will conduct its activities hereunder in accordance with applicable laws and rules and regulations.

10.      FEES

         For and in consideration of Placement Agent's services hereunder, Seller agrees to pay Placement Agent the Commission (as defined below) in the following manner:

         Seller shall pay Placement Agent $.02 for each share of the Private Placement Shares sold due to the efforts of the Placement Agent in the Offering (the "Commission").

         Within fifteen days after Seller's acceptance of an executed Subscription Agreement submitted as a result of Placement Agent's efforts and Seller's receipt of the purchase price for all of the Private Placement Shares purchased under such Subscription Agreement, Seller will forward the Commission earned for such subscription to Placement Agent.

11.      INDEMNIFICATION BY SELLER

         The Seller agrees to indemnify and hold harmless the Placement Agent (for purposes of this Section 11 "Placement Agent" shall include the officers, directors, partners, employees, agents and counsel of the Placement Agent, and each person, if any, who controls the Placement Agent ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, investigations, inquiries and suits in respect thereof), whatsoever (including but not limited to any and all costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against such action, proceeding, investigation, inquiry or suit, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Placement Agent or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained (i) in the Private Placement Memorandum or any communication by Seller to Potential Investors or Actual Investors or any communication by Placement Agent to any Potential Investor or Actual Investor based on information provided by Seller; or (ii) in any application or other document or written communication (in this Section 11 collectively called "application") executed by the Seller or based upon written information furnished by the Seller filed, delivered or used in any jurisdiction in order to qualify the Private Placement Shares under the securities laws thereof or filed with the Securities and Exchange Commission, any state securities commission or agency, Nasdaq or any other securities exchange, (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (C) any breach of any representation, warranty, covenant or agreement of the Seller contained herein.

         The indemnity agreement in this subsection (a) shall be in addition to any liability which the Seller may have at common law or otherwise.

         Promptly after receipt by Placement Agent under this Section 11 of notice of the commencement of any action, suit or proceeding, Placement Agent shall notify Seller in writing of the commencement thereof (but the failure so to notify shall not relieve Seller from any liability which it may have under this Section 11 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action, investigation, inquiry, suit or proceeding is brought against Placement Agent, and it notifies Seller of the commencement thereof, Seller will be entitled to participate therein, and to the extent it may elect by written notice delivered to the Placement Agent promptly after receiving the aforesaid notice from the Placement Agent, to assume the defense thereof with counsel reasonably satisfactory to the Placement Agent. Notwithstanding the foregoing, the Placement Agent shall have the right to employ its own counsel in any such case but the fees and expenses of such counsel shall be at the expense of the Placement Agent unless (i) the employment of such counsel shall have been authorized in writing by the Seller in connection with the defense of such action at the expense of the Seller, (ii) the Seller shall not have employed counsel reasonably satisfactory to the Placement Agent to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the Placement Agent shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to Seller (in which case the Seller shall not have the right to direct the defense of such action, investigation, inquiry, suit or proceeding on behalf of the Placement Agent), in any of which events such fees and expenses of one additional counsel shall be borne by the Seller. Anything in this Section 11 to the contrary notwithstanding, Seller shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld. Seller will not, without the prior written consent of the Placement Agent, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, investigation, inquiry, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Placement Agent is the actual or potential party to such claim or action), unless such settlement, compromise or consent (i) includes an unconditional release of the Placement Agent from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the Placement Agent.

12.      INDEMNIFICATION BY PLACEMENT AGENT

         The Placement Agent agrees to indemnify and hold harmless the Seller (for purposes of this Section 12, "Seller" shall include the officers, directors, partners, employees, agents and counsel of the Seller, and each person, if any, who controls the Seller ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, investigations, inquiries and suits in respect thereof), whatsoever (including but not limited to any and all costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against such action, proceeding, investigation, inquiry or suit, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Placement Agent or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon (A) the use or distribution by the Placement Agent of any unauthorized sales literature, advertisements, information, statements or representations; (B) any untrue statement of a material fact contained in information furnished in writing by the Placement Agent to the Seller and used in the Private Placement Memorandum or any omission, or alleged omission, to state a material fact in connection with information furnished in writing by the Placement Agent to the Seller and necessary to make such information, in light of the circumstances under which it was furnished, not misleading, or (C) a material breach of the Placement Agent's obligations under of this Agreement.

         Promptly after receipt by Seller under this Section 12 of notice of the commencement of any action, suit or proceeding, Seller shall notify Placement Agent in writing of the commencement thereof (but the failure so to notify shall not relieve Placement Agent from any liability which it may have under this
Section 12 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action, investigation, inquiry, suit or proceeding is brought against Seller, and it notifies Placement Agent of the commencement thereof, Seller will be entitled to participate therein, and to the extent it may elect by written notice delivered to the Seller promptly after receiving the aforesaid notice from the Seller, to assume the defense thereof with counsel reasonably satisfactory to the Seller. Notwithstanding the foregoing, the Seller shall have the right to employ its own counsel in any such case but the fees and expenses of such counsel shall be at the expense of the Seller unless (i) the employment of such counsel shall have been authorized in writing by the Placement Agent in connection with the defense of such action at the expense of the Placement Agent, (ii) the Placement Agent shall not have employed counsel reasonably satisfactory to the Seller to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the Seller shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to Placement Agent (in which case the Placement Agent shall not have the right to direct the defense of such action, investigation, inquiry, suit or proceeding on behalf of the Seller), in any of which events such fees and expenses of one additional counsel shall be borne by the Placement Agent. Anything in this Section 12 to the contrary notwithstanding, Placement Agent shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld. Placement Agent will not, without the prior written consent of the Seller, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, investigation, inquiry, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Seller is the actual or potential party to such claim or action), unless such settlement, compromise or consent (i) includes an unconditional release of the Seller from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the Seller.

13.      REIMBURSEMENT

         In connection with the Placement Agent's activities hereunder, Seller shall reimburse Placement Agent for all costs and expenses incurred by Placement Agent, provided that the same are approved in writing by Seller.

14.      MISCELLANEOUS PROVISIONS

         Gender. Wherever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular.

         Severability. If any provision hereof is deemed unenforceable by a court of competent jurisdiction, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.

         Further Cooperation. From and after the date of this Agreement, each of the parties hereto agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law.

         Waiver. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the waiving party. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement or understanding set forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time.

         Expenses. Except as otherwise provided herein, each party hereto shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated hereby and in preparation thereof.

         Amendment. This Agreement may only be amended or modified at any time, and from time to time, in writing, executed by the parties hereto.

         Captions. Captions herein are for the convenience of the parties and shall not affect the interpretation of this Agreement.

         Counterpart Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and may be executed by fax.

         Assignment. This Agreement is not assignable.

         Entire Agreement. This Agreement and the exhibits attached hereto constitute the entire agreement and understanding of the parties on the subject matter hereof and supersede all prior agreements and understandings.

         Construction. This Agreement shall be governed by the laws of the State of Florida without reference to conflict of laws and the venue for any action, claim or dispute in respect of this Agreement shall be such court of competent jurisdiction as is located in Miami-Dade County, Florida. The parties agree and acknowledge that each has reviewed this Agreement and the normal rule of construction that agreements are to be construed against the drafting party shall not apply in respect of this Agreement given the parties have mutually negotiated and drafted this Agreement.

         Cooperation. The parties hereto agree to cooperate with one another in respect of this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.

         Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by telecopy or by overnight courier service to the respective parties as follows:

                  if to Seller, to:

                           Symphony Telecom International, Inc.

                           --------------------------

                           --------------------------
                           Attention:   President
                           Facsimile:   888-479-6746

                  with a copy to:

                           --------------------------

                           --------------------------
                           Attention:
                           Facsimile:

                  if to the Placement Agent, to:

                           GEEK Securities, Inc.
                           3 Penn Center, West
                           Pittsburgh, Pennsylvania 15276
                           Attention:   Tony Sharma
                           Facsimile:   412-249-4350

                  with a copy to:

                           Morgan, Lewis & Bockius LLP
                           5300 First Union Financial Center
                           200 South Biscayne Boulevard
                           Miami, Florida  33131-2339
                           Attention:   Ethan W. Johnson, Esq.
                           Facsimile:   305-579-0321

or to such other address as the party to whom notice is given may have previously furnished to the others in writing in the manner set forth above. Any notice or communication delivered in person shall be deemed effective on delivery. Any notice or communication sent by telecopy shall be deemed effective on the first business day at the place of which such notice or communication is received following the day on which such notice or communication was sent. Any notice or communication sent by registered or certified mail shall be deemed effective on the fifth business day at the place from which such notice or communication was mailed following the day in which such notice or communication was mailed.

         Independent Legal Counsel. The parties hereto agree that (i) each has retained independent legal counsel in connection with the negotiation, preparation and execution of this Agreement, (ii) each has been advised of the importance of retaining legal counsel, and (iii) by the execution of this Agreement, each party who has not retained independent legal counsel acknowledges having waived such right.

         Survival. Sections 6, 8, 9, 10, 11, 12, 13 and 14 of this Agreement shall survive any termination hereof.




                            (Signature Page Follows)

         IN  WITNESS  WHEREOF,   the  undersigned  have  caused  this  Placement
Agreement to be executed as of the date first written above.

                                     Seller:

                                     SYMPHONY TELECOM
                                     INTERNATIONAL, INC.

                                     BY: /s/ GILLES A. TRAHAN

                                     ITS: CEO

                                     Placement Agent:

                                     GEEK SECURITIES, INC.

                                     BY: /s/ Authorized Officer

                                       A-1
                                       A-2


                                    Exhibit A

       Private Placement Shares Sold Prior to Execution of this Agreement

                                    Exhibit B

                         Representations and Warranties
                         ------------------------------


         Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Placement Agreement dated August 28, 2000, by and between Symphony Telecom International, Inc. and Geek Securities, Inc. (the "Agreement")

         The Seller represents and warrants and covenants to the Placement Agent that:

         (a) The Private Placement Memorandum relating to the Seller and the Private Placement Shares has been prepared by the Seller under the applicable state and federal securities laws and regulations. True and complete copies of the Private Placement Memorandum have been delivered to the Placement Agent.

         (b) The Private Placement Memorandum, including the financial statements included therein will comply with all applicable provisions of the state and federal securities laws and regulations and will contain all statements required to be stated therein in accordance with the applicable state and federal securities laws and regulations. No part of the Private Placement Memorandum will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Seller will not distribute any offering material in connection with the Offering or sale of the Common Stock, other than the Private Placement Memorandum.

         (c) The Seller is duly organized, validly existing and in good standing under the laws of Utah. The Seller has full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Private Placement Memorandum. The Seller is duly licensed or qualified to do business and in good standing as a foreign organization in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified will not have a material adverse effect on the ability of the Seller or its subsidiaries to carry on its business as presently conducted. Except as disclosed in the Private Placement Memorandum, the Seller does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the articles or certificate of incorporation and of the bylaws of the Seller and all amendments thereto have been delivered to the Placement Agent, and no changes therein will be made subsequent to the date hereof and prior to the Closing Dates.

         (d) The issued and outstanding shares of capital stock of the Seller have been validly issued, are fully paid and nonassessable and, other than as set forth in the Private Placement Memorandum, are not subject to any preemptive or similar rights. Except as set forth in the Private Placement Memorandum, such shares are not subject to any preemptive or similar rights. The Seller has an authorized, issued and outstanding capitalization as set forth in the Private Placement Memorandum as of the dates referred to therein. The description of the securities of the Seller in the Private Placement Memorandum are complete and accurate in all respects. Except as set forth in the Private Placement Memorandum, the Seller does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.

         (e) The Agreement has been duly authorized and validly executed and delivered by the Seller and is a legal, valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability. The form of the Subscription Agreement has been duly authorized and validly executed and delivered by the Seller and is a legal, valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.

         (f) The issuance and sale of the Private Placement Shares has been duly authorized by the Seller, and the Private Placement Shares, when issued and paid for in accordance with the Agreement, will be duly and validly issued, fully paid and nonassessable and will not be subject to preemptive or similar rights. The holders of the Private Placement Shares will not be subject to personal liability by reason of being such holders. The Private Placement Shares, when issued, will conform to the description thereof set forth in the Private Placement Memorandum.

         (g) The  financial  statements  and the  related  notes  and  schedules included in the Private Placement Memorandum present fairly the financial condition of the Seller as of the dates thereof and the results of operations, stockholders' equity (deficit) and cash flows of the Seller at the dates and for the periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed therein. No other financial statements or schedules of the Seller or any other entity are required by the applicable securities laws to be included in the Private Placement Memorandum. Seller's accountants (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Seller as required by the applicable securities laws. The financial statements of the Seller and the related notes and schedules included in the Private Placement Memorandum have been prepared in conformity with the requirements of the applicable securities laws and present fairly the information shown therein.

         (h) The Seller is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         (i) Except as set forth in the Private Placement Memorandum, there are no actions, suits or proceedings pending or to the Seller's best knowledge, threatened against or affecting the Seller or any of its officers in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be likely to materially adversely affect the business, properties, prospects, condition (financial or otherwise) or results of operations of the Seller taken as a whole.

         (j) The Seller has, or prior to the Closing Dates will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as presently conducted except where the failure to have such governmental licenses, permits, consents, orders, approvals and other authorizations would not have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operation of the Seller, (ii) complied with all laws, regulations and orders applicable to either it or its business, where the failure to so comply would have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Seller, and
(iii) performed all its obligations required to be performed, and is not, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected, except as otherwise set forth in the Private Placement Memorandum and except where such default would not have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Seller, and, to the Seller's best knowledge, no other party under any contract or other agreement to which it is a party is in default in any respect thereunder. The Seller is not in violation of any provision of its organizational or governing documents.

         (k) The Seller has all corporate power and authority to enter into the Agreement and the Subscription Agreement, and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained.

         (l) Neither (i) the issuance, offering and sale of the Private Placement Shares pursuant to the Agreement nor (ii) the compliance by the Seller with the other provisions hereof require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or Blue Sky laws.

         (m) Neither the execution of the Agreement or the Subscription Agreements, nor the issuance, offering or sale of the Private Placement Shares, nor the consummation of any of the transactions contemplated in the Agreement or in the Subscription Agreements, nor the compliance by the Seller with the terms and provisions thereof will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Seller pursuant to the terms of any contract or other agreement to which the Seller may be bound or to which any of the property or assets of the Seller is subject, except such conflicts, breaches or defaults as may have been waived; nor will such action result in any violation of the provisions of the Seller's organizational or governing documents, or any statute or any order, rule or regulation applicable to the Seller or of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Seller.

         (n) The Seller and its directors, officers or controlling persons have not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the applicable securities laws or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Seller to facilitate the sale or resale of its Common Stock.

         (o) The Seller is not aware of any infringement as to any of its intangible property rights, nor is it aware of any infringement of any confidentiality or non-compete agreement.